UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 3, 2010

Date of Report (Date of Earliest Event Reported)

________________________

POLYMEDIX, INC.

(Exact name of registrant as specified in its charter)

_____________________

Delaware	000-51895	27-0125925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 N. Radnor Chester Road, Suite 300 Radnor, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(448) 598-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 3, 2010, PolyMedix, Inc. (the “Company”) announced the results of a Phase 1B clinical study for PMX-60056, a small synthetic molecule designed to reverse heparin and low molecular weight heparin anticoagulants.  A copy of the Company’s press release announcing the results of its clinical study is filed herewith as Exhibit 99.1 and is in its entirety incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits

99.1        Press release dated June 3, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDIX, INC.

June 7, 2010	/s/ Edward F. Smith
Edward F. Smith
Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.

99.1        Press release dated June 3, 2010